                                                                      EXHIBIT 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                                _______________


                             Pogo Producing Company
              (Exact name of obligor as specified in its charter)

Delaware                                                    74-1659398
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

5 Greenway Plaza,
Suite 2700
Houston, Texas                                              77046
(Address of principal executive offices)                    (Zip code)

                                _______________


                                Debt Securities
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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        Name                                           Address
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        Superintendent of Banks of the State of       2 Rector Street, New York,
        New York                                      N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                      N.Y.  10045

        Federal Deposit Insurance Corporation         Washington, D.C.  20429

        New York Clearing House Association           New York, New York   10005


     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 10th day of May, 2001.


                                        THE BANK OF NEW YORK



                                        By:        /S/ THOMAS E. TABOR
                                           -------------------------------------
                                           Name:    THOMAS E. TABOR
                                           Title:   ASSISTANT VICE PRESIDENT

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK


                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  DOLLAR AMOUNTS
                                                                  --------------
                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin                 $3,083,720
 Interest-bearing balances                                           4,949,333
Securities:
 Held-to-maturity securities                                           740,315
 Available-for-sale securities                                       5,328,981
Federal funds sold and Securities purchased under
 agreements to resell                                                5,695,708
Loans and lease financing receivables:
 Loans and leases, net of unearned income                           36,590,456
 LESS: Allowance for loan and lease losses                             598,536
 LESS: Allocated transfer risk reserve                                  12,575
 Loans and leases, net of unearned income, allowance,
  and reserve                                                       35,979,345
Trading Assets                                                      11,912,448
Premises and fixed assets (including capitalized leases)               763,241
Other real estate owned                                                  2,925
Investments in unconsolidated subsidiaries and
 associated companies                                                  183,836
Customers' liability to this bank on acceptances outstanding           424,303
Intangible assets                                                    1,378,477
Other assets                                                         3,823,797
                                                                   -----------
Total assets                                                       $74,266,429
                                                                   ===========

                                                                  DOLLAR AMOUNTS
                                                                  --------------
                                                                   In Thousands

LIABILITIES
Deposits:
   In domestic offices                                             $28,328,548

Noninterest-bearing                                                 12,637,384
   Interest-bearing                                                 15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                         27,920,690
   Noninterest-bearing                                                 470,130
   Interest-bearing                                                 27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase                                          1,437,916
Demand notes issued to the U.S.Treasury                                100,000
Trading liabilities                                                  2,049,818
Other borrowed money:
   With remaining maturity of one year or less                       1,279,125
   With remaining maturity of more than one year
     through three years                                                     0
   With remaining maturity of more than three years                     31,080
Bank's liability on acceptances executed and
   outstanding                                                         427,110
Subordinated notes and debentures                                    1,646,000
Other liabilities                                                    4,604,478
                                                                   -----------
Total liabilities                                                  $67,824,765
                                                                   ===========
EQUITY CAPITAL
Common stock                                                         1,135,285
Surplus                                                              1,008,775
Undivided profits and capital reserves                               4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities                                        27,768
Accumulated net gains (losses) on cash flow hedges                           0
Cumulative foreign currency translation adjustments                    (38,656)
                                                                   -----------
Total equity capital                                                 6,441,664
                                                                   -----------
Total liabilities and equity capital                               $74,266,429
                                                                   ===========


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                        Thomas J. Mastro


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Alan R. Griffith                        Directors
Gerald L. Hassell